UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 17, 2007

RAINIER PACIFIC FINANCIAL GROUP, INC.
(Exact name of registrant as specified in its charter)
Washington	000-50362	87-0700148
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
1498 Pacific Avenue, Tacoma, Washington	98402
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (253) 926-4000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


Item 2.02 Results of Operations and Financial Condition

        On October 17, 2007, Rainier Pacific Financial Group, Inc. issued its earnings release for the quarter ended September 30, 2007. A copy of the press release is attached as Exhibit 99.1 and incorporated by reference herein.

Item 9.01 Financial Statements and Exhibits

            (c)        Exhibits

            99.1     Press Release of Rainier Pacific Financial Group, Inc. dated October 17, 2007.


SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RAINIER PACIFIC FINANCIAL GROUP, INC.

Date: October 17, 2007	/s/John A. Hall
John A. Hall
President and Chief Executive Officer
(Principal Executive Officer)


EXHIBIT 99.1


For more information, contact:
John Hall: (253) 926-4007
jhall@rainierpac.com
**For Immediate Release**	or
Vic Toy: (253) 926-4038
vtoy@rainierpac.com

Rainier Pacific Financial Group, Inc.
Reports Third Quarter Earnings

Tacoma, Washington - October 17, 2007 - Rainier Pacific Financial Group, Inc. (the "Company") (NASDAQ GM: RPFG) announced today its third quarter results. Net income for the quarter ended September 30, 2007 increased 42.7% to $1.1 million, or $0.18 per diluted share, compared to net income of $751,000, or $0.13 per diluted share, for the same period in 2006. For the nine months ended September 30, 2007, the Company's net income was $2.9 million, or $0.49 per diluted share, compared to net income of $2.1 million, or $0.35 per diluted share, for the same nine month period in 2006.

The Company's revenue (i.e., net interest income before provision for loan losses plus non-interest income) for the quarter ended September 30, 2007 was $9.1 million, compared to $8.6 million for the same period a year ago. Net interest income before the provision for loan losses for the quarter was $6.7 million, or 6.3% higher than the $6.3 million during the same period a year ago. For the quarter ended September 30, 2007, the Company's net interest margin improved to 3.20%, compared to 3.01% for the quarter ended June 30, 2007, and 2.96% for the quarter ended September 30, 2006. The yield on the Company's interest-earning assets was 6.94% for the quarter ended September 30,


2007, compared to 6.71% and 6.60% for the quarters ended June 30, 2007 and September 30, 2006, respectively. For the quarter ended September 30, 2007, the Company's cost of interest-bearing liabilities was 4.15%, compared to 4.11% and 4.01% for the quarters ended June 30, 2007 and September 30, 2006, respectively.

Non-interest income increased 4.3% to $2.4 million for the quarter ended September 30, 2007, compared to $2.3 million for the same quarter in 2006, as the Company continued to benefit from increased revenue derived from loan servicing fees and its property and casualty insurance agency. "We continue to seek ways to diversify and grow the Company's recurring non-interest income sources. This is particularly evident in the insurance service fees generated by Rainier Pacific Insurance Services during 2007, for which we remain focused on growing through both organic means and by acquiring smaller independent agencies," said John A. Hall, President and CEO.

Non-interest expenses were $7.3 million for the quarter ended September 30, 2007, unchanged compared to $7.3 million for the quarter ended September 30, 2006 and slightly higher compared to the $7.1 million for the quarter ended June 30, 2007.

High prepayments of multi-family and commercial real estate loans, reductions from the investment securities portfolio, sales of single-family mortgage loans, and slower loan originations contributed to a decline in the Company's total assets to $882.3 million at September 30, 2007, or $20.4 million less than the $902.7 million at December 31, 2006. Total shareholders' equity at September 30, 2007 was $89.6 million, compared to $87.8 million at December 31, 2006.


Total loans were $633.3 million at September 30, 2007, compared to $647.4 million at June 30, 2007 and $639.4 million at December 31, 2006, respectively. The decline in loan balances was primarily attributable to a high level of multi-family and commercial real estate loan prepayments, sales of single-family mortgage loans, and slower loan originations, as the Company focused on originating higher credit quality loans during the quarter ended September 30, 2007. For the quarter and nine months ended September 30, 2007, the Company experienced $26.3 million and $36.4 million in multi-family and commercial real estate loan prepayments, respectively.

Total loan originations were $46.1 million during the quarter ended September 30, 2007, compared to $61.1 million and $70.8 million for the quarters ended June 30, 2007 and September 30, 2006, respectively. For the nine months ended September 30, 2007, total loan originations were $147.5 million, compared to $174.9 million for the same period in 2006.

For the quarter ended September 30, 2007, the yield on loans was 7.53%, compared to 7.27% and 7.22% for the quarters ended June 30, 2007 and September 30, 2006, respectively. The third quarter improvement in the yield on loans was partially attributable to the income the Company received from prepayments of multi-family and commercial real estate loans during the quarter. At September 30, 2007, the loan portfolio consisted of 33.8% commercial real estate loans, 23.6% multi-family real estate loans, 12.4% single-family real estate loans, 11.8% real estate construction loans, 8.5% consumer loans (excluding home equity loans), 7.0% home equity loans, and 2.9% commercial business loans.


The Company sold $5.1 million of single-family fixed-rate real estate loans which generated $60,000 in net gains during the quarter ended September 30, 2007, compared to $5.0 million in loan sales and $23,000 in net gains during the same period in 2006. The portfolio of loans serviced for others increased to $113.3 million at September 30, 2007, compared to $107.1 million at September 30, 2006.

The credit quality of the loan portfolio remained very good during the third quarter. Net charge-offs were $242,000 for the quarter ended September 30, 2007, compared to $191,000 for the quarter ended June 30, 2007, and $145,000 for the quarter ended September 30, 2006. Loans more than 30 days delinquent as a percentage of total loans were 0.28% at September 30, 2007, compared to 0.26% at June 30, 2007, and 0.28% at December 31, 2006. Non-performing loans (i.e., loans 90 days or more past due or non-accrual loans) were $197,000, or 0.03% of total loans, at September 30, 2007, compared to $217,000, or 0.03% of total loans, at June 30, 2007, and $241,000, or 0.04% of total loans, at December 31, 2006. Non-performing assets were $220,000, or 0.02% of total assets, at September 30, 2007, compared to $233,000, or 0.03% of total assets, at June 30, 2007, and $274,000, or 0.03% of total assets, at December 31, 2006. The Company's provision for loan losses was $150,000 for the quarter ended September 30, 2007, unchanged from the provision made for the previous quarters ended June 30, 2007 and September 30, 2006. The allowance for loan losses of $8.1 million at September 30, 2007, representing an allowance to total loans ratio of 1.29%, was modestly lower compared to the $8.2 million at June 30, 2007 and the $8.3 million at December 31, 2006.


The investment securities portfolio at September 30, 2007 of $185.7 million (excluding $13.7 million in Federal Home Loan Bank of Seattle stock holdings) was less than the $190.7 million at June 30, 2007, and the $197.8 million at December 31, 2006.

Total deposits were $460.9 million at September 30, 2007, compared to $460.3 million at June 30, 2007 and $457.4 million at December 31, 2006. Core deposits (comprised of checking, savings, money market, and individual retirement accounts) increased $16.0 million to $236.4 million, or 51.3% of total deposits, as of September 30, 2007, compared to $220.4 million as of December 31, 2006. Brokered deposit balances were $51.0 million at September 30, 2007, compared to $50.6 million at June 30, 2007 and $50.9 million at December 31, 2006. For the quarter ended September 30, 2007, the average cost of interest-bearing deposits was 3.81%, compared to 3.83% for the quarter ended June 30, 2007 and 3.67% for the quarter ended September 30, 2006.

During the quarter ended September 30, 2007, the Company purchased and retired 50,000 shares of its outstanding shares of common stock at an average price of $17.07 per share. At September 30, 2007, the Company had the authority to purchase an additional 163,920 shares of common stock under its currently approved stock repurchase program.

The Company's book value and tangible book value per share as of September 30, 2007 were $14.67 and $14.15 per share, respectively, based upon 6,109,633 outstanding shares of common stock. The number of outstanding shares includes 115,108 restricted shares granted to participants under the Company's 2004 Management Recognition Plan that have not yet vested or were not ratably earned,


and excludes 407,237 of unallocated shares held by the Rainier Pacific 401(k) Employee Stock Ownership Plan.

"We are pleased with our continued improvement in earnings during the first nine months of the year and the strong credit quality of our loan portfolio. However, we anticipate economic conditions will be less favorable in our primary market area, and we will continue to be selective in our loan pricing and underwriting. Going forward, we will remain focused on achieving better operating profitability and efficiency during the fourth quarter of 2007," said John A. Hall, President and CEO.

Rainier Pacific Financial Group, Inc. is the bank holding company for Rainier Pacific Bank, a Tacoma, Washington-based state-chartered savings bank operating 14 full-service locations in the Tacoma-Pierce County and City of Federal Way market areas.

For additional information, visit Rainier Pacific's website at www.rainierpac.com.

Forward-looking statements:

Certain matters discussed in this press release may contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements relate to, among other things, expectations of the business environment in which the Company operates, projections of future performance, perceived opportunities in the market, potential future credit experience, and statements regarding the Company's mission and vision. These forward-looking statements are based upon current management expectations and may, therefore, involve risks and uncertainties. The Company's actual results, performance, or achievements may differ materially from those suggested, expressed, or implied by forward-looking statements as a result of a wide variety or range of factors including, but not limited to, interest rate fluctuations; economic conditions in the Company's primary market area; demand for residential, commercial real estate, consumer, and other types of loans; success of new products; competitive conditions between banks and non-bank financial service providers; regulatory and accounting changes; technological factors affecting operations; pricing of products and services; and other risks detailed in the Company's reports filed with the Securities and Exchange Commission, including its Annual Report on Form 10-K for the fiscal year ended December 31, 2006. Accordingly, these factors should be considered in evaluating forward-looking statements, and undue reliance should not be placed on such statements. The Company undertakes no responsibility to update or revise any forward-looking statement.


Rainier Pacific Financial Group, Inc. & Subsidiary
Consolidated Statements of Condition
 (Dollars in Thousands)

ASSETS
	At September 30,	At June 30,	At December 31,
	2007	2007	2006

Cash and cash equivalents	$ 9,192	$ 12,626	$ 11,847
Interest-bearing deposits with banks	732	625	57
Securities available-for-sale	138,345	141,543	145,110
Securities held-to-maturity (fair value of $46,337 at September 30, 2007; $47,453 at June 30, 2007; and $51,589 at December 31, 2006)	47,346	49,110	52,652
Federal Home Loan Bank of Seattle ("FHLB") stock, at cost	13,712	13,712	13,712

Loans	633,319	647,385	639,378
Less: allowance for loan losses	(8,142)	(8,235)	(8,283)
Loans, net	625,177	639,150	631,095

Premises and equipment, net	33,731	33,858	34,383
Accrued interest receivable	4,075	4,035	4,177
Other assets	9,951	10,184	9,664

TOTAL ASSETS	$ 882,261	$ 904,843	$ 902,697

LIABILITIES AND SHAREHOLDERS' EQUITY
LIABILITIES:
Deposits
Non-interest bearing	$ 34,603	$ 36,941	$ 33,722
Interest-bearing	426,314	423,375	423,703
Total deposits	460,917	460,316	457,425

Borrowed funds	321,574	343,615	345,395
Corporate drafts payable	2,992	4,200	3,537
Accrued compensation and benefits	1,759	1,415	2,111
Other liabilities	5,381	5,387	6,399

TOTAL LIABILITIES	792,623	814,933	814,867

SHAREHOLDERS' EQUITY:
Common stock, no par value: 49,000,000 shares authorized; 6,516,870 shares issued and 5,994,525 shares outstanding at September 30, 2007; 6,568,470 shares issued and 6,011,777 shares outstanding at June 30, 2007; and 6,587,670 shares issued and 5,971,913 shares outstanding at December 31, 2006	49,972	50,434	50,038
Unearned Employee Stock Ownership Plan ("ESOP") shares	(4,072)	(4,242)	(4,582)
Accumulated other comprehensive loss, net of tax	(1,108)	(480)	(806)
Retained earnings	44,846	44,198	43,180

TOTAL SHAREHOLDERS' EQUITY	89,638	89,910	87,830

TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY	$ 882,261	$ 904,843	$ 902,697


Rainier Pacific Financial Group, Inc. & Subsidiary
Consolidated Statements of Income
 (Dollars in Thousands, except per share data)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2007	2006	2007	2006
INTEREST INCOME
Loans	$ 12,127	$ 11,206	$ 35,371	$ 31,613
Securities available-for-sale	2,015	2,187	6,099	6,117
Securities held-to-maturity	527	617	1,638	2,082
Interest-bearing deposits	28	168	108	284
FHLB dividends	21	-	55	-
Total interest income	14,718	14,178	43,271	40,096
INTEREST EXPENSE
Deposits	4,104	3,879	12,268	10,155
Borrowed funds	3,881	3,986	11,465	11,132
Total interest expense	7,985	7,865	23,733	21,287
Net interest income	6,733	6,313	19,538	18,809
PROVISION FOR LOAN LOSSES	150	150	450	450
Net interest income after provision for loan losses	6,583	6,163	19,088	18,359
NON-INTEREST INCOME
Deposit service fees	906	932	2,611	2,633
Loan service fees	381	308	1,019	858
Insurance service fees	552	545	1,717	1,579
Investment service fees	189	179	446	463
Real estate lease income	298	277	863	841
Gain on sale of securities, net	-	3	-	3
Gain on sale of loans, net	60	23	262	75
Gain on sale of premises and equipment, net	1	7	11	7
Other operating income	25	29	69	86
Total non-interest income	2,412	2,303	6,998	6,545
NON-INTEREST EXPENSE
Compensation and benefits	4,237	3,935	12,298	11,999
Office operations	1,006	1,385	2,948	3,991
Occupancy	649	666	1,908	1,941
Loan servicing	130	125	369	386
Outside and professional services	250	291	940	947
Marketing	278	276	810	727
Other operating expenses	799	633	2,287	1,704
Total non-interest expense	7,349	7,311	21,560	21,695

INCOME BEFORE PROVISION FOR FEDERAL INCOME TAX	1,646	1,155	4,526	3,209

PROVISION FOR FEDERAL INCOME TAX	574	404	1,582	1,123

NET INCOME	$ 1,072	$ 751	$ 2,944	$ 2,086

EARNINGS PER COMMON SHARE
Basic	$ 0.18	$ 0.13	$ 0.49	$ 0.35
Diluted	$ 0.18	$ 0.13	$ 0.49	$ 0.35
Weighted average shares outstanding - Basic	5,983,586(1)	5,951,363(2)	5,985,043(1)	5,935,680(2)
Weighted average shares outstanding - Diluted	5,983,586	5,993,987	6,027,478	5,941,717

(1)	Weighted average shares outstanding - Basic includes 212,593 vested and ratably earned shares of the 327,700 restricted shares granted and issued under the 2004 Management Recognition Plan ("MRP"), net of forfeited shares.
(2)	Weighted average shares outstanding - Basic includes 149,313 vested and ratably earned shares of the 322,800 restricted shares granted and issued under the MRP, net of forfeited shares.


Rainier Pacific Financial Group, Inc. & Subsidiary
Consolidated Statements of Income
 (Dollars in Thousands, except per share data)

	Three Months Ended
	September 30, 2007	June 30, 2007	March 31, 2007	December 31, 2006
INTEREST INCOME
Loans	$ 12,127	$ 11,645	$ 11,599	$ 11,427
Securities available-for-sale	2,015	2,032	2,052	2,095
Securities held-to-maturity	527	546	565	581
Interest-bearing deposits	28	70	10	11
FHLB dividends	21	20	14	14
Total interest income	14,718	14,313	14,240	14,128
INTEREST EXPENSE
Deposits	4,104	4,053	4,111	4,065
Borrowed funds	3,881	3,841	3,743	3,888
Total interest expense	7,985	7,894	7,854	7,953
Net interest income	6,733	6,419	6,386	6,175
PROVISION FOR LOAN LOSSES	150	150	150	150
Net interest income after provision for loan loss	6,583	6,269	6,236	6,025
NON-INTEREST INCOME
Deposit service fees	906	879	826	887
Loan service fees	381	346	292	330
Insurance service fees	552	622	543	499
Investment service fees	189	144	113	94
Real estate lease income	298	271	294	298
Gain on sale of securities, net	-	-	-	-
Gain on sale of loans, net	60	66	136	203
Gain on sale of premises and equipment, net	1	-	10	-
Other operating income	25	16	28	24
Total non-interest income	2,412	2,344	2,242	2,335
NON-INTEREST EXPENSE
Compensation and benefits	4,237	4,068	3,993	3,785
Office operations	1,006	956	986	1,164
Occupancy	649	624	635	687
Loan servicing	130	129	110	143
Outside and professional services	250	258	432	354
Marketing	278	289	243	219
Other operating expenses	799	778	710	663
Total non-interest expense	7,349	7,102	7,109	7,015

INCOME BEFORE PROVISION FOR FEDERAL INCOME TAX	1,646	1,511	1,369	1,345

PROVISION FOR FEDERAL INCOME TAX	574	529	479	471

NET INCOME	$ 1,072	$ 982	$ 890	$ 874

EARNINGS PER COMMON SHARE
Basic	$ 0.18	$ 0.16	$ 0.15	$ 0.15
Diluted	$ 0.18	$ 0.16	$ 0.15	$ 0.15
Weighted average shares outstanding - Basic	5,983,586(1)	5,995,114(2)	5,976,430(3)	5,958,304(4)
Weighted average shares outstanding - Diluted	5,983,586	6,073,991	6,094,582	6,022,936

(1)	Weighted average shares outstanding - Basic includes 212,593 vested and ratably earned shares of the 327,700 restricted shares granted and issued under the MRP, net of forfeited shares.
(2)	Weighted average shares outstanding - Basic includes 196,818 vested and ratably earned shares of the 329,300 restricted shares granted and issued under the MRP, net of forfeited shares.
(3)	Weighted average shares outstanding - Basic includes 180,708 vested and ratably earned shares of the 321,300 restricted shares granted and issued under the MRP, net of forfeited shares.
(4)	Weighted average shares outstanding - Basic includes 165,203 vested and ratably earned shares of the 322,800 restricted shares granted and issued under the MRP, net of forfeited shares.


Rainier Pacific Financial Group, Inc. & Subsidiary
Selected Information and Ratios
 (Dollars in Thousands)

	As of
	September 30, 2007	June 30, 2007	March 31, 2007	December 31, 2006	September 30, 2006
Loan portfolio composition:
Real estate:
One- to four-family residential	$ 78,621	$ 79,018	$ 80,324	$ 81,542	$ 85,387
Five or more family residential	149,474	159,137	161,273	163,060	162,741
Commercial	214,130	215,442	203,732	195,854	190,563
Total real estate	442,225	453,597	445,329	440,456	438,691
Real estate construction:
One- to four-family residential	70,867	72,838	75,060	75,508	67,115
Five or more family residential	2,019	3,187	3,640	4,180	4,875
Commercial	1,834	-	-	-	-
Total real estate construction	74,720	76,025	78,700	79,688	71,990
Consumer:
Automobile	23,711	26,623	29,298	31,888	33,656
Home equity	44,537	44,610	42,738	42,718	41,571
Credit cards	22,601	22,018	21,936	23,327	21,965
Other	7,383	7,310	7,494	8,179	8,593
Total consumer	98,232	100,561	101,466	106,112	105,785
Commercial/business	18,142	17,202	13,005	13,122	12,241
Subtotal	633,319	647,385	638,500	639,378	628,707

Less: Allowance for loan losses	(8,142)	(8,235)	(8,276)	(8,283)	(8,414)
Total loans, net	$ 625,177	$ 639,150	$ 630,224	$ 631,095	$ 620,293

Sold loans, serviced for others	$ 113,306	$ 113,434	$ 112,669	$ 110,297	$ 107,100

Non-performing assets:
Loans 90 days or more past due	$ 197	$ 217	$ 224	$ 241	$ 194
Repossessed assets	23	16	21	33	8
Other real estate owned	-	-	-	-	-
Total non-performing assets	$ 220	$ 233	$ 245	$ 274	$ 202

Loans greater than 30 days delinquent	$ 1,762	$ 1,651	$ 1,684	$ 1,776	$ 1,516
Loans greater than 30 days delinquent as a percentage of loans	0.28%	0.26%	0.26%	0.28%	0.24%

Non-performing loans as a percentage of loans	0.03%	0.03%	0.04%	0.04%	0.03%
Non-performing assets as a percentage of assets	0.02%	0.03%	0.03%	0.03%	0.02%

Allowance for loan loss as a percentage of non- performing loans	4,132.99%	3,794.93%	3,694.64%	3,436.93%	4,337.11%
Allowance for loan loss as a percentage of non- performing assets	3,700.91%	3,534.33%	3,377.96%	3,022.99%	4,165.35%
Allowance for loan loss as a percentage of total loans	1.29%	1.27%	1.30%	1.30%	1.34%

Core deposits (all deposits, excluding CDs)	$ 236,411	$ 242,446	$ 242,442	$ 220,352	$ 224,267
Non-core deposits (CDs)	224,506	217,870	224,293	237,073	234,227
Total deposits	$ 460,917	$ 460,316	$ 466,735	$ 457,425	$ 458,494

Loans/Deposits	137.40%	140.64%	136.80%	139.78%	137.12%
Equity/Assets	10.16%	9.94%	9.79%	9.73%	9.63%


Rainier Pacific Financial Group, Inc. & Subsidiary
Selected Information and Ratios
 (Dollars in Thousands)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2007	2006	2007	2006

Loan growth (decline)	(2.17%)	3.34%	(0.95%)	7.86%
Deposit growth	0.13%	2.02%	0.76%	4.67%
Equity growth (decline)	(0.30%)	1.73%	2.06%	2.40%
Asset growth (decline)	(2.50%)	(1.97%)	(2.26%)	3.47%

Loans originated	$ 46,053	$ 70,829	$ 147,490	$ 174,869
Loans sold	$ 5,127	$ 4,970	$ 17,504	$ 11,987
Loans charged-off, net	$ 242	$ 145	$ 590	$ 632

Increase in non-interest income	4.73%	25.57%	6.92%	19.11%
Increase (decrease) in non-interest expense	0.52%	8.68%	(0.62%)	7.57%
Net charge-offs to average loans	0.15%	0.09%	0.12%	0.14%
Efficiency ratio	80.36%	84.85%	81.25%	85.57%
Return on assets	0.48%	0.33%	0.44%	0.31%
Return on equity	4.78%	3.49%	4.40%	3.26%

Interest-earning assets:
Yield on loans	7.53%	7.22%	7.35%	6.99%
Yield on investments	5.41%	5.28%	5.36%	4.88%
Yield on FHLB stock	0.60%	0.00%	0.53%	0.00%
Yield on interest-earning assets	6.94%	6.60%	6.78%	6.30%

Interest-bearing liabilities:
Cost of deposits	3.81%	3.67%	3.84%	3.29%
Cost of borrowed funds	4.58%	4.41%	4.49%	4.15%
Cost of interest-bearing liabilities	4.15%	4.01%	4.13%	3.69%
Net interest rate spread	2.79%	2.59%	2.65%	2.61%

Net interest margin	3.20%	2.96%	3.06%	2.95%

Net interest margin-quarter ended 09/30/2007	3.20%
Net interest margin-quarter ended 06/30/2007	3.01%
Net interest margin-quarter ended 03/31/2007	2.96%
Net interest margin-quarter ended 12/31/2006	2.92%
Net interest margin-quarter ended 09/30/2006	2.96%

As of
	September 30,	June 30,	March 31,	December 31,	September 30,
	2007	2007	2007	2006	2006
Shares outstanding at end of period	6,109,633(1)	6,144,259(2)	6,128,485(3)	6,129,511(4)	6,142,537(5)
Book value per share	$ 14.67	$ 14.63	$ 14.49	$ 14.33	$ 14.12
Tangible book value per share	$ 14.15	$ 14.11	$ 13.96	$ 13.79	$ 13.57

(1)	Shares outstanding represent 6,516,870 shares issued (including 115,108 unvested restricted shares granted under the MRP), less 407,237 unallocated shares under the ESOP.
(2)	Shares outstanding represent 6,568,470 shares issued (including 132,482 unvested restricted shares granted under the MRP), less 424,211 unallocated shares under the ESOP.
(3)	Shares outstanding represent 6,569,670 shares issued (including 140,592 unvested restricted shares granted under the MRP), less 441,185 unallocated shares under the ESOP.
(4)	Shares outstanding represent 6,587,670 shares issued (including 157,597 unvested restricted shares granted under the MRP), less 458,159 unallocated shares under the ESOP.
(5)	Shares outstanding represent 6,617,670 shares issued (including 173,488 unvested restricted shares granted under the MRP), less 475,133 unallocated shares under the ESOP.
